Exhibit 10.2

Lion Group Holding Ltd Announces Strategic Memorandum of Understanding with Meili Capital Management Limited

SINGAPORE, May 28, 2026 /PRNewswire/ -- Lion Group Holding Ltd (NASDAQ: LGHL) (“Lion Group” or the “Company”) today announced that it has entered into a Memorandum of Understanding (“MOU”) with Meili Capital Management Limited (“Meili Capital”), a global asset management group specializing in digital asset investments, fund structuring, and innovative investment strategies.

The MOU establishes a strategic cooperation framework under which the parties intend to jointly explore and establish a series of investment vehicles managed by Meili Capital. The cooperation will focus on high-growth sectors including digital payment infrastructure, tokenization of real-world assets (RWA), Decentralized Physical Infrastructure Networks (DePIN), and the convergence of Web3 and AI technologies.

The Parties will work together to identify and evaluate high-quality investment opportunities in these transformative areas, leveraging Meili Capital’s professional expertise in project sourcing and evaluation, and Lion Group’s capabilities in capital markets and execution.

Lion Group Management believes that the cooperation framework with Meili Capital provides the Company with an efficient mechanism to capture high-growth digital asset and Web3 investment opportunities. Meili Capital’s deep expertise, combined with Lion Group’s commitment to strategic expansion, will help accelerate the Company’s presence in these promising sectors and create long-term value for its shareholders.

About Lion Group Holding Ltd

Lion Group Holding Ltd. (Nasdaq: LGHL) operates an all-in-one, state-of-the-art trading platform that offers a wide spectrum of products and services, including (i) total return swap (TRS) trading, (ii) contract-for-difference (CFD) trading, and (iii) Over-the-counter (OTC) stock options trading. Additional information may be found at http://ir.liongrouphl.com.

About Meili Capital Management Limited

Meili Capital Management Limited is an asset management group specializing in digital assets, tokenization of real-world assets, fund structuring, and global capital markets, with deep expertise in identifying and evaluating high-quality investment opportunities in the Web3 ecosystem.

Forward-Looking Statements

This press release contains, “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Lion’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements about: Lion’s entry into a memorandum of understanding and its anticipated benefits; Lion’s goals and strategies; Lion’s future business development, financial condition and results of operations; and assumptions underlying or related to any of the foregoing. Lion cautions that the foregoing list of factors is not exclusive. Lion cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Lion does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. Additional information concerning these and other factors that may impact our expectations and projections can be found in Lion’s periodic filings with the SEC, including Lion’s Annual Report on Form 20-F for the fiscal year ended December 31, 2025. Lion’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts

Lion Group Holding Ltd.

Tel: +65 8877 3871

Email: ir@liongrouphl.com